UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   July 29, 2005
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission file number)          (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
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(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

     On July 29, 2005, C&D's Board of Directors determined that Kevin P. Dowd, William Harral, III and John A. H. Shober each be paid by the Corporation the sum of $5,000 for participation on the Board of Director's Search Subcommittee, which resulted in the appointment of Dr. Jeffrey A. Graves as President and Chief Executive Officer of C&D Technologies, Inc.

Item 7.01  Regulation FD Disclosure.

     On July 29, 2005, C&D's Board of Directors declared a cash dividend in the amount of $.01375 per outstanding share of Common Stock, payable on September 6, 2005, to stockholders of record as of the close of business on August 22, 2005. A copy of the press release announcing this dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.                          Description

        99.1                Press release issued by C&D Technologies, Inc.
                            (the "Company") dated July 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  August 1, 2005                     By: /s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1                Press release dated July 29, 2005 issued by the Company.